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                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent

The Board of Directors
Healthcare.com Corporation


We consent to the use of our reports incorporated herein by reference.


/s/ KPMG LLP

KPMG LLP

Atlanta, Georgia
May 19, 2000